UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

PINEAPPLE EXPRESS, INC.

(Name of Registrant As Specified In Its Charter)

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[ ]	Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PINEAPPLE EXPRESS, INC.

10351 Santa Monica Blvd., Suite 420

Los Angeles, California 90025

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF PINEAPPLE EXPRESS, INC.

January [●], 2020

To the Shareholders of Pineapple Express, Inc.:

We hereby inform you of a decision made by holders of a majority of outstanding shares of Pineapple Express, Inc. (the “Company” or “PNPL”), who have consented to the following actions:

1.	Action 1 ̶ a change of domicile, or reincorporation, of the Company from the State of Wyoming to the State of Nevada by means of a merger with a newly formed, wholly-owned Nevada subsidiary of the Company, and the terms of the definitive agreements related thereto (the “Reincorporation”); and

2.	Action 2 ̶ in connection with the Reincorporation, a change of the corporate name of the Company by means of a merger with a newly formed, wholly-owned Nevada subsidiary of the Company in the name of “Pineapple, Inc.”, and the terms of the definitive agreements related thereto (the “Name Change”).

On December 18, 2019, the holders of a majority of the voting power of the Company’s outstanding capital stock, owning approximately 75% of the voting power, have acted by written consent in favor of both actions described above that are described in greater detail in the Information Statement accompanying this notice. Such actions were approved by the Company’s board of directors on December 18, 2019.

Shareholders of record at the close of business on January [●], 2020 will be entitled to notice of this shareholder action by written consent. Since the actions were approved by the holders of a majority of the voting power of the Company’s outstanding capital stock, no proxies were or are being solicited. Because this shareholder action by written consent satisfies any applicable shareholder voting requirement of the Wyoming Business Corporation Act and the Company’s Articles of Incorporation and Bylaws, the Company is not asking for a proxy and you are not requested to send one.

Please read this notice carefully. It describes the Reincorporation and the Name Change and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street NE, Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

We expect these corporate actions to become effective on or after the 20th day after the mailing of this Information Statement to our shareholders of record. We expect to mail this Information Statement on January [●], 2020 and anticipate that the Reincorporation and the Name Change will become effective on or after [●], 2020.

On behalf of the Board of Directors of the Company,

/s/ Shawn Credle
Shawn Credle
Chief Executive Officer

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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PINEAPPLE EXPRESS, INC.

10351 Santa Monica Blvd., Suite 420

Los Angeles, California 90025

INFORMATION STATEMENT

January [●], 2020

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. BY WRITTEN CONSENT IN LIEU OF A MEETING OF SHAREHOLDERS, SHAREHOLDERS OWNING A MAJORITY OF THE VOTING POWER OF THE COMPANY’S OUTSTANDING CAPITAL STOCK HAVE APPROVED THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

INTRODUCTION

Date and Purpose of Written Consent

On December 18, 2019, holders of approximately 75% of the voting power of Pineapple Express, Inc.’s (the “Company” or “PNPL”) outstanding capital stock took action by written consent (the “Majority Shareholders”) for the purpose of approving (i) Action 1  ̶  the change of the Company’s state of incorporation from the State of Wyoming to the State of Nevada (the “Reincorporation”), and (ii) Action 2  ̶  in connection with the Reincorporation, a change of the corporate name of the Company to the name of “Pineapple, Inc.” (the “Name Change”).

Shareholders Entitled to Vote

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is being furnished to the shareholders of record of the outstanding voting shares of the Company at the close of business on January [●], 2020 (the “Record Date”). This Information Statement is being sent to the Company’s shareholders for information purposes only. No action is requested or required on your part. This Information Statement is being filed with the SEC and is provided to the Company’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the close of business on the Record Date, the Company had 76,890,925 shares of common stock, par value $0.0000001 (the “Common Stock”), and shares of Series A Preferred Stock, par value $0.0000001 (the “Series A Preferred Stock”), outstanding. The Common Stock and the Series A Preferred Stock are our only classes of securities entitled to vote. Each outstanding share of Common Stock is entitled to one vote per share. Each outstanding share of Series A Preferred Stock is entitled to ten votes per share.

This Information Statement is first being mailed on or about January [●], 2020. This Information Statement constitutes notice to our shareholders of a corporate action consented to by shareholders without a meeting as required by the Wyoming Business Corporation Act (the “WBCA”).

In accordance with Regulation 14C, the Reincorporation and the Name Change will not be effectuated prior to the 21st day after this Information Statement is mailed to shareholders of record as of the Record Date.

Proxies

No proxies are being solicited.

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Consents Required and Obtained

Approval of the Reincorporation and the Name Change by a written consent in lieu of a meeting of shareholders signed by the holders of a majority of our outstanding shares of voting stock, voting together as a single class, is sufficient under Article VI of our Amended and Restated Articles of Incorporation, as amended, pursuant to Article XI of the WCBA. Accordingly, no proxy of our shareholders will be solicited for a vote on the Reincorporation Merger and the Name Change.

Also see “Common Stock Ownership of Certain Beneficial Owners and Management.”

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, to the Company’s shareholders of record will be borne by the Company. The Company may reimburse brokerage firms and others for expenses in forwarding this Information Statement to the beneficial owners of our voting stock.

Other Information

The Company is a corporation organized under the laws of Wyoming. The Company is a 1934 Act reporting company with securities registered pursuant to Section 12(g), quoted on the OTC Grey Market under the symbol “PNPL”. Additional information about us can be found in the Company’s public filings that can be accessed electronically by means of the SEC’s website on the internet at http://www.sec.gov, as well as by such other means from the offices of the SEC.

ACTION 1 – REINCORPORATION

On December 18, 2019, the Board of Directors of the Company (the “Board of Directors”) and the Majority Shareholders approved the Reincorporation. The Reincorporation will be effected by means of a merger between the Company and a newly formed wholly owned Nevada subsidiary of the Company in name of Pineapple, Inc., in which the Nevada subsidiary will be the surviving entity. The Reincorporation will become effective upon the filing of the Articles of Merger with the Secretary of State of the State of Nevada and the filing of the Articles of Merger with the Secretary of State of the State of Wyoming in accordance with applicable state laws.

Reasons for the Reincorporation

The Board of Directors believes that it is in the best interests of the Company and its shareholders to change the Company’s state of incorporation from Wyoming to Nevada (referred to in this Information Statement as Reincorporation).

Reincorporation in Nevada may help the Company attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. The Company believes that, in general, Nevada law enables the Company to provide greater protection to its directors and the Company than the WBCA. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial.

Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

The Reincorporation will also enable limitation of the personal liability of directors of the Company. Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The Reincorporation will result in the elimination of any potential liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law. A copy of the Articles of Incorporation of the surviving corporation in Nevada may be found attached to this Information Statement as Exhibit A.

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Furthermore, the Board of Directors believes that the Reincorporation will provide flexibility for both the Company’s management and business. For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what is described in this Information Statement. Because of Nevada’s significance as the state of incorporation for many major corporations, the Nevada judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed interpreting Nevada’s corporation laws. As a result, Nevada corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs. In addition, by reincorporating in Nevada, the Company will be better suited to take advantage of business opportunities as they arise and to provide for its ever-changing business needs. The Company believes that its growth can be conducted to better advantage if the Company is able to operate under Nevada law.

Possible Disadvantages of the Reincorporation

Notwithstanding the belief of the Board of Directors as to the benefits to the Company’s shareholders of the Reincorporation, it should be noted that Nevada law has been criticized on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states, including Wyoming. The Reincorporation may make it more difficult for minority shareholders to elect directors and influence the Company’s policies. Below are highlighted the main areas for which the Reincorporation could constitute a negative impact for shareholders due to differences in Wyoming and Nevada corporate law:

●	Removal of directors. If the corporation’s board is not classified and the charter documents do not provide otherwise, Wyoming law provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Nevada law calls for the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.

●	Duration of proxies. In Wyoming, a proxy is valid for a period of 11 months unless a longer time is stated therein. Nevada law only allows for six months unless otherwise provided within the proxy, and does not allow in any event for validity past a period of seven years.

●	Business combinations. Wyoming law restricts the ability of a company to enter into a business combination with an interested shareholder for a period of three years following the interested shareholder’s becoming such unless either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder is approved by the board of directors prior to the interested shareholder’s stock acquisition date. Nevada law applies a two-year period to the same scenario and a Nevada corporation can opt out not to be governed by such Nevada law. The Company has elected not to be governed by such law as a result of the Reincorporation.

It should also be noted that the interests of the Board of Directors, management, and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. For a summary comparison of shareholders’ rights and the power of management under Nevada law and Wyoming law, see “Significant Differences Between the Corporation Laws of Wyoming and Nevada.”

The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the Reincorporation, the Company will be subject to new Articles of Incorporation and Bylaws formulated under the Nevada Revised Statutes (the “NRS”). A copy of the Articles of Incorporation that were filed in Nevada is attached hereto as Exhibit A and a copy of the Bylaws governing the Company as a Nevada corporation is attached hereto as Exhibit B, which documents are substantially similar to the Company’s Articles of Incorporation and Bylaws that were promulgated under the WBCA.

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Effects of the Reincorporation Merger to Change Domicile

In order to effect the Reincorporation described above, the Company will merge with and into its wholly owned Nevada subsidiary, Pineapple, Inc. (the “Reincorporation Merger”). The Reincorporation Merger will have no impact upon the business of the Company, its employees or officers. Shareholders who oppose the Reincorporation Merger have dissenters rights as described below under the section captioned “Dissenters Rights”.

Under the Wyoming law and the Nevada law, when the Reincorporation Merger takes effect:

●	The Company, a Wyoming corporation (“PNPL Wyoming”), will merge into Pineapple, Inc., a Nevada corporation and the surviving entity (“PNPL Nevada”), and the separate existence of PNPL Wyoming shall cease;

●	The surviving corporation will have the name of “Pineapple, Inc.”

●	The Company will continue be governed by its Articles of Incorporation and Bylaws under Nevada law;

●	PNPL Nevada, the surviving corporation, will immediately assume title to all property owned by PNPL Wyoming immediately prior to the Reincorporation Merger; and

●	PNPL Nevada, the surviving corporation, will assume all of the liabilities of PNPL Wyoming.

The Reincorporation Merger will be consummated in accordance with the Agreement and Plan of Merger (the “Merger Agreement”), attached hereto as Exhibit C, under which PNPL Wyoming will merge with and into PNPL Nevada.

We have summarized the material terms of the Plan of Merger below.

The Reincorporation Merger will cause:

●	a change in our legal domicile from Wyoming to Nevada;

●	other changes of a legal nature, the material aspects of which are described herein.

However, the Reincorporation Merger by itself will not result in any change in the Company’s business, management, location of the Company’s principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are immaterial). The Company anticipates that its common stock will continue to be quoted on the OTC Grey Market under the symbol of “PNPL” until a new stock symbol, if any, is approved by FINRA, subject to FINRA completing its applicable review.

Some Implications of the Reincorporation

The Merger Agreement provides that PNPL Wyoming will merge with and into PNPL Nevada, with PNPL Nevada being the surviving corporation under the name of Pineapple, Inc. (see description of Action 2 below). Under the Merger Agreement, PNPL Nevada will assume all of PNPL Wyoming’s assets and liabilities, and PNPL Wyoming will cease to exist as a corporate entity. The surviving corporation will have the name of “Pineapple, Inc.” The directors of PNPL Wyoming will continue as the new directors of PNPL Nevada as the surviving corporation.

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At the effective time of the Reincorporation Merger, (i) each one (1) outstanding share of Pineapple Express, Inc.’s (a Wyoming corporation) common stock, $0.0000001 par value per share, automatically will be converted into one (1) share of common stock of Pineapple, Inc.’s (a Nevada corporation), $0.0000001 par value per share, and (ii) each one (1) outstanding share of Pineapple Express, Inc.’s (a Wyoming corporation) Series A Preferred Stock, $0.0000001 par value per share, automatically will be converted into one (1) share of Series A Preferred Stock of Pineapple, Inc.’s (a Nevada corporation), $0.0000001 par value per share. Shareholders may, but will not be required to exchange their existing stock certificates for stock certificates of Pineapple, Inc. Upon request, the Company will issue new certificates to any shareholder that holds old Pineapple Express, Inc.’s stock certificates, provided that such holder has surrendered the certificates representing new post-Reincorporation Pineapple, Inc.’s shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable fees and taxes.

Shareholders whose shares of Common Stock were freely tradable before the Reincorporation Merger will own shares of the surviving corporation that are freely tradable after the Reincorporation Merger. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Reincorporation Merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), shares issued pursuant to the Reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired Pineapple Express, Inc.’s shares.

After the Reincorporation, the surviving corporation will continue to be a publicly-held corporation, and the Company anticipates that its common stock will continue to be quoted on the OTC Grey Market under the symbol of “PNPL” until a new stock symbol, if any, is approved by FINRA, subject to FINRA completing its applicable review. The surviving corporation will also file with the U.S. Securities and Exchange Commission and provide to its shareholders the same types of information that Pineapple Express, Inc. has previously filed and provided.

Effects of Reincorporation in Nevada

Change in Authorized Capital

The Company’s current Articles of Incorporation, as amended, in Wyoming authorize the issuance of 500,000,000 shares of common stock, $0.0000001 par value per share, and 20,000,000 shares of preferred stock, $0.0000001 par value per share. The Company’s Articles of Incorporation in Nevada authorize the issuance of 500,000,000 shares of common stock, $0.0000001 par value per share, and 20,000,000 shares of preferred stock, $0.0000001 par value per share. Like the Company’s Articles of Incorporation in Wyoming, the Company’s Articles of Incorporation in Nevada provide that the preferred stock may be issued in one or more series, that the Company’s board of directors is authorized to fix the number of shares of any series of preferred stock, to determine the designation of such series and to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of the Company’s preferred stock.

Description of Common Stock

All outstanding shares of the Company’s common stock are fully paid and nonassessable. Each outstanding share of the Company’s common stock is entitled to participate equally in dividends as and when declared by the Company’s board of directors and is entitled to participate equally in any distribution of net assets made to the stockholders upon liquidation of the company. There are no redemption, sinking fund, conversion, or preemptive rights with respect to the Company’s common stock. The holders of the common stock are entitled to one vote for each share held of record on all matters voted upon by stockholders and may not cumulate votes for the election of directors. The Company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.

Description of Preferred Stock

The Company has authority to issue 20,000,000 shares of “blank check” Preferred Stock. The Board of Directors may issue the authorized Preferred Stock in one or more series and may fix the number of shares of each series of preferred stock. The Board of Directors also has the authority to set the voting powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, including the dividend rights, dividend rate, terms of redemption, redemption price or prices, conversion and voting rights and liquidation preferences. The Preferred Stock can be issued and its terms set by our Board of Directors without any further vote or action by our stockholders.

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The Company has designated 5,000,000 shares of the Preferred Stock as Series A Preferred Stock. Each share of Series A Preferred Stock has the right to cast ten (10) votes for each one (1) share of Series A Preferred Stock held of record on all matters submitted to a vote of holders of our common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series A Preferred Stock shall vote together with all other classes and series of Common Stock of the Company as a single class on all actions to be taken by the common shareholders of the Company, except to the extent that voting as a separate class or series is required by law and cannot be modified.

Outstanding Shares of Stock

As of December 23, 2019, 76,890,925 shares of the Company’s common stock and 1,000,000 shares of Series A Preferred Stock were issued and outstanding.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the Reincorporation, the Company will be subject to the Company’s Articles of Incorporation and Bylaws in Nevada. A copy of the Company’s Articles of Incorporation in Nevada is attached to this Information Statement as Exhibit A, and a copy of the Company’s Bylaws in Nevada is attached to this Information Statement as Exhibit B. Approval of the Reincorporation by our stockholders will result in the adoption of the Company’s Articles of Incorporation and Bylaws in Nevada automatically upon the completion of the Reincorporation.

Significant Differences Between the Corporation Laws of Wyoming and Nevada

The rights and preferences of our shareholders are presently governed by the WBCA. Upon the completion of the Reincorporation, the rights and preferences of our stockholders will be governed by the NRS. Although the NRS and the WBCA currently in effect are similar in many respects, certain differences will affect the rights of our shareholders if the Reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the NRS and WBCA.

Stockholder Voting

Under both Nevada law and Wyoming law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In certain cases, the affirmative vote of the holders of at least a majority of the shares of each class of shares entitled to vote as a class may be required to effectuate the proposed action.

Authorized Shares

Under Wyoming law, the articles of incorporation may authorize an unlimited amount of shares of each class and series that the corporation is authorized to issue. If more than one class or series of shares is authorized, the articles of incorporation shall prescribe a distinguishing designation for each class or series, and shall prescribe, prior to the issuance of shares of a class or series, the terms, including preferences, rights and limitations of that class or series. Except to the extent varied as permitted by Wyoming law, all shares of a class or series shall have terms, including preferences, rights, and limitations that are identical with those of other shares of the same class or series. The Company’s Articles of Incorporation in Wyoming authorize the issuance of 500,000,000 shares of common stock, $0.0000001 par value per share, and 20,000,000 shares of preferred stock, $0.0000001 par value per share.

Under Nevada law, a corporation is required to state in its articles of incorporation the number of shares the corporation is authorized to issue and, if more than one class of stock is authorized, the classes, the series and the number of shares of each class or series which the corporation is authorized to issue, unless the articles authorize the board of directors to fix and determine in a resolution the classes, series and numbers of each class or series. The Company’s Articles of Incorporation in Nevada authorize the issuance of 500,000,000 shares of common stock, $0.0000001 par value per share, and 20,000,000 shares of preferred stock, $0.0000001 par value per share.

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Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Under Nevada law and Wyoming law, stockholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting stockholder does not agree with the fair value established by the corporation.

Under Wyoming law, a stockholder is generally entitled to appraisal rights, and to obtain payment of the fair value of his shares in the event of any of the following corporate actions: (i) consummation of a plan of merger or consolidation in which stockholder approval is required or where the corporation is a subsidiary that is merged with its parent; (ii) consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the exchange; (iii) certain dispositions of assets if the stockholder is entitled to vote on such disposition; (iv) certain amendments to the articles of incorporation; (v) any amendment to the articles of incorporation, merger, share exchange, or disposition of assets if specifically provided for in the articles of incorporation, bylaws, or resolution of the board of directors; (vi) a transfer or domestication if the stockholder does not receive shares in the foreign corporation resulting from the transfer or domestication that have terms as favorable to the stockholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the stockholder before the transfer or domestication; (vii) a conversion of the corporation to nonprofit status; or (viii) a conversion of the corporation to an unincorporated entity.

The WBCA also provides that, unless otherwise provided in the corporation’s charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 shareholders. The above limitations do not apply if the shareholders are required by the terms of the re-incorporation to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 shareholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

The NRS, in general, entitles a stockholder to dissent from, and to obtain payment of the fair market value of his, her or its shares, upon: (i) certain acquisitions of a controlling interest in the corporation; (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent; (iii) a plan of exchange in which the corporation is a party; or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

In Nevada and Wyoming, a court in an appraisal proceeding may assess the costs of the proceeding against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the stockholders demanding appraisal rights acted arbitrarily, vexatiously, or not in good faith.

Neither the Company’s Articles of Incorporation in Nevada nor the Company’s Articles of Incorporation in Wyoming modify the statutory appraisal rights provided in Nevada and Wyoming law.

Action by Stockholders Without a Meeting

Under Wyoming law, an action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if the action is taken by all stockholders entitled to vote on the action. Wyoming law also allows a corporation’s articles of incorporation to provide that any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting the forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted.

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Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Neither the Company’s Articles of Incorporation in Nevada nor the Company’s Articles of Incorporation in Wyoming limit the stockholders’ ability to act without a meeting.

Action by Directors Without a Meeting

Wyoming law permits directors to take written action without a meeting in an action otherwise required or permitted to be taken at a board meeting, provided that if such written consent is taken by less than unanimous written consent of the directors, the corporation shall give the nonconsenting or nonvoting directors written notice of the action not more than ten (10) days after written consents sufficient to take the action have been delivered to the corporation. Nevada law permits directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting.

Conflicts of Interest

Wyoming law, in general, provides that a transaction with the corporation in which a director of the corporation has a direct or indirect interest is not voidable if the transaction was fair at the time it was entered into. A director is deemed to have an indirect interest in a transaction if (i) another entity in which the director has a material interest or in which the director is a general partner is party to the transaction or (ii) another entity of which the director is a director, officer, or trustee is a party to the transaction.

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors, and the transaction is approved or ratified by the board of directors in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (ii) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (iii) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board of directors; or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Directors’ Standard of Care and Personal Liability

Under Wyoming law, a director, when discharging his or her duties, must act in good faith and in a manner he or she reasonably believes to be in or at least not opposed to the best interests of the corporation. The members of the board of directors or a committee of the board, when becoming informed in connection with their decision making function or devoting attention to their oversight function, are required to discharge their duties with the care that a person in a like position would reasonably believe appropriate under similar circumstances. In discharging his or her duties, a director is entitled to rely on: (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the functions performed or the information, opinions, reports, or statements provided; (ii) legal counsel, public accountants, or other person retained by the corporation as to matters involving skills or expertise the director reasonably believes are matters (a) within the person’s professional or expert competence or (b) as to which the particular person merits confidence; or (iii) a committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence.

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In general, Wyoming law provides that a director shall not be liable to the corporation or its stockholders for any decision to take or not to take action, or any failure to take any action including abstaining from voting after full disclosure, as a director, unless the party asserting liability in a proceeding establishes the following: (i) that certain enumerated defenses to liability were not asserted, including a provision in the articles of incorporation limiting liability in the manner allowed by Wyoming law; and (ii) the challenged conduct consisted or was the result of (a) an action not in good faith, (b) a decision which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation, (c) lack of objectivity or lack of independence, due to familial, financial, or business relationships, (d) failure to devote timely attention to the business and affairs of the corporation, or (e) receipt of an improper financial benefit.

Nevada law provides that a director must discharge his or her duties in good faith and with a view to the interests of the corporation. In discharging his or her duties, a director is entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers, or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (ii) counsel, public accountants, financial advisers, valuation advisers, investment bankers, or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence; or (iii) a committee on which the director or officer relying thereon does not serve, as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence. A director or officer is not entitled to rely on such information, opinions, reports, books of account, or statements if the director or officer has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted.

Under Nevada law, unless the articles of incorporation or an amendment thereto provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

Limitation or Elimination of Director’s Personal Liability

Wyoming law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the corporation or its stockholders, (iii) for participating in unlawful distributions to stockholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Nevada law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under Nevada law, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Indemnification

Under both Wyoming and Nevada law, a corporation may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the corporation, because the person is or was a director, officer, employee or agent of the corporation or is or was serving in such capacity in another entity at the request of the corporation, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

The Company’s Articles of Incorporation in Wyoming do not require the Company to indemnify its officers and directors in a manner consistent with applicable statutory law.

The Company’s Articles of Incorporation in Nevada do require the Company to indemnify its officers and directors in a manner consistent with applicable statutory law.

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Classified Board of Directors

Under Wyoming law, the articles of incorporation may provide for staggering the terms of directors dividing the total number of directors into two or three groups with each group containing one-half (1/2) or one-third (1/3) of the total, as near as may be practicable.

Nevada law permits a corporation to classify its board of directors if at least one-fourth of the total number of directors is elected annually.

Neither the Company’s Articles of Incorporation in Wyoming or Nevada provide for a classified or staggered board of directors.

Cumulative Voting For Directors

Both Wyoming and Nevada law permit a corporation to specify in its articles of incorporation whether cumulative voting exists. The Company’s Articles of Incorporation in Nevada do not provide for cumulative voting and The Company’s Articles of Incorporation in Wyoming also will not provide for cumulative voting.

Removal of Directors

Wyoming law provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors unless the articles of incorporation provide that directors may be removed only for cause. Wyoming law also provides that if a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director.

Under Nevada law, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the articles of incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority vote of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the articles of incorporation.

The Company’s Articles of Incorporation in Wyoming or Nevada provide that, subject to the rights of the holders of the shares of any series of Preferred Stock, the Company’s board of directors or any individual director may be removed from office only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon. A director may also be removed for gross negligence, violation of local, state or federal laws, gross misconduct, or failure to meet the fiduciary obligations of directors at any time by a majority of the vote of the Company’s board of directors, provided that such action of the entire board of directors is taken at a meeting called expressly for that purpose or by a written consent filed with the Secretary of the Company or, in his or her absence, with any other officer.

Vacancies on Board of Directors

Under both Nevada and Wyoming law, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the stockholders may fill the vacancy; (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

The Company’s Bylaws in Wyoming and Nevada provide that any vacancy in the board of directors shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or at a special meeting of the stockholders called for that purpose.

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Annual Meetings of Stockholders

Under Nevada law, unless directors are elected by written consent, or unless the articles of incorporation or the bylaws require more than a plurality of the votes cast, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. Generally, unless otherwise provided in the bylaws, the board of directors has the authority to set the date, time, and place for the annual meeting of the stockholders. If for any reason directors are not elected by written consent or at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders which is called and held for that purpose.

Unless directors are elected by written consent, Wyoming law provides for annual meetings of stockholders at the time stated in or fixed in accordance with the bylaws. The failure to hold an annual meeting at the time stated in or fixed in accordance with a corporation’s bylaws does not affect the validity of any corporate action.

The Company’s Bylaws in Wyoming and Nevada provide that the regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of the stockholders or a special meeting of stockholders at which a director or directors shall have been elected. The board of directors is also permitted to provide by resolution the time and place for the holding of additional regular meetings.

Special Meetings of Stockholders

Under Wyoming law, a corporation shall hold a special meeting of the stockholders: (i) on call of its board of directors or the person or persons authorized to do so by the articles of incorporation or bylaws; or (ii) if the holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held, provided that the articles of incorporation may fix a lower percentage or a higher percentage not exceeding 25% of all the votes entitled to be cast on any issue proposed to be considered.

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board, any two directors, or the president may call special meetings of the stockholders and directors.

The Company’s Bylaws in Wyoming and Nevada provide that special meetings of the stockholders for any purpose or purpose may be called any time by the majority of the Company’s board of directors, chairperson of the board, Chief Executive Officer or President (in the absence of a Chief Executive Officer).

Place of Meetings

Wyoming law provides that meetings of stockholders may be held at such place, either within or outside the state of Wyoming, as may be provided in the bylaws of the corporation. In the absence of such provisions in the bylaws, all meetings shall be held at the principal office of the corporation in the state of Wyoming.

Nevada law provides meetings of stockholders may be held at such place, either within or outside the state of Nevada, as the directors may determine from time to time.

Inspection of Stockholder Lists

Under Wyoming law, a stockholder may inspect a stockholders’ list two business days after notice of a stockholders meeting is given for which the list was prepared and continuing through the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held. The corporation shall make the stockholders’ list available at the meeting, and any stockholder, his agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Under Nevada law, any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the corporation’s stock ledger and make copies therefrom.

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Amendment of the Articles of Incorporation

Under Wyoming law, substantive changes to the articles of incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the corporation’s articles of incorporation. The types of amendments contemplated in this category include, but are not restricted to, a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Under Nevada Law, substantive changes to the articles of incorporation require the approval of a simple majority of the outstanding stock of the corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Amendment of the Bylaws

Wyoming law allows a corporation’s board of directors to amend or repeal the corporation’s bylaws unless: (i) the articles of incorporation reserves this power exclusively to the stockholders in whole or part; or (ii) the stockholders in amending, repealing, or adopting a bylaw provide expressly that the board of directors may not amend, repeal, or reinstate the bylaw.

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend, or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend, or repeal bylaws exclusively to the directors.

The Company’s Bylaws in Wyoming and Nevada provide that the bylaws of the corporation may be altered, amended, or repealed by a majority of the board of directors. The Company’s Bylaws in Wyoming and Nevada also provide the Company’s stockholders also shall have power to adopt, amend, modify or repeal the Company’s Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

Proxies

Under Wyoming law, proxy is effective for 11 months unless a longer period is expressly provided in the appointment form. A proxy is revocable unless the appointment form or electronic transmission states that it is irrevocable and the appointment is coupled with an interest; such irrevocable proxy is revoked when the interest with which it is coupled is extinguished.

Under Nevada law, a proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power.

Preemptive Rights

Under Nevada and Wyoming law, stockholders of a corporation do not have a preemptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide. The Company’s Articles of Incorporation in Wyoming or Nevada do not provide for preemptive rights.

Dividends

Both Nevada and Wyoming law provide that unless the articles of incorporation provide otherwise, shares may be issued pro rata and without consideration to the corporation’s stockholders or to the stockholders of one (1) or more classes or series. An issuance of shares under these provisions is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the articles of incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining stockholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

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Distributions to Stockholders

Under Wyoming law, the board of directors may authorize and the corporation may make distributions to its stockholders, provided that, no distribution may be made if, after giving it effect: the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A corporation may make a distribution, among other ways, by: (i) the purchase, redemption, or other acquisition of the corporation’s shares; or (ii) the distribution of indebtedness.

Under Nevada law, except as otherwise provided in the articles of incorporation, the board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A distribution may be made, among other ways, by purchase, redemption, or other acquisition of the corporation’s shares.

The Company’s Articles of Incorporation in Wyoming or Nevada do not modify the applicable statutory rules regarding distributions to stockholders.

Dissolution

Wyoming law also provides that a court may dissolve a corporation in an action by a stockholder where any of the following have occurred: (i) the directors are deadlocked in the management of the corporate affairs, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock; (ii) the directors or those in control of the corporation have acted, are acting, or will act in a manner that is illegal, oppressive, or fraudulent; (iii) the stockholders are deadlocked in voting power and have failed, for a period that includes at least two (2) consecutive annual meeting dates, to elect successors to directors whose terms have expired; or (iv) the corporate assets are being misapplied or wasted.

Wyoming law allows the board of directors to propose dissolution to the stockholders of the corporation. For the proposal to dissolve to be adopted: (i) the board of directors shall recommend dissolution to the stockholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders; and (ii) the stockholders entitled to vote shall approve the proposal to dissolve. Unless the articles of incorporation or the board of directors require a greater vote or a vote by voting groups, adoption of the proposal to dissolve shall require the approval of the stockholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast exists.

Wyoming law further provides that a court may dissolve a corporation in a proceeding brought by the attorney general if it establishes that the corporation obtained its articles of incorporation through fraud or the corporation has continued to exceed or abuse the authority conferred upon it by law.

Nevada law provides that a corporation may be voluntarily dissolved upon the directors’ approval of and recommendation to the stockholders to dissolve and approval by the stockholders entitled to vote on such dissolution. Nevada law does not have a comparable statute with respect to judicial dissolutions.

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Anti-Take Over Provisions

Wyoming law prohibits a “qualified corporation” from engaging in a “combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the three-year period. A “qualified corporation” is large publicly traded corporation (i.e. more than $10 million in assets), incorporated in Wyoming and which has “substantial business operations” in Wyoming (as set forth in the Wyoming Statutes) With certain exceptions, an interested stockholder is a person or group that owns 15% or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous two years. A Wyoming corporation may elect not to be governed by this provision by either a specific provision in in its articles of incorporation or a statement in its bylaws that it elects not to be subject to these restrictions. PNPL’s bylaws include a statement that it elects not to be subject to these restrictions.

Nevada law prohibits a “resident domestic corporations” (i.e. a domestic corporation that has more than 200 stockholders of record) from engaging in a “combination” with an “interested stockholder” for two (2) years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the two-year period. With certain exceptions, an interested stockholder is a person or group that owns ten-percent or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of ten-percent or more of such voting stock at any time within the previous two years. A Nevada corporation may elect not to be governed by this provision in its articles of incorporation. PNPL has not opted out of this provision in its articles of incorporation.

Nevada law contains provisions relating to “issuing corporations” (an entity with more than 200 record stockholders and 100 of such record stockholders are Nevada residents) that provide that an acquiring person shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other stockholders at a meeting. Wyoming has similar provisions for “qualified corporations.” With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The Nevada and Wyoming statutes cover not only the acquiring person but also any persons acting in association with the acquiring person.

Nevada and Wyoming permit a corporation to elect not to be governed by these provisions in the same manner set forth above.

The Company’s Articles of Incorporation in Wyoming did not include a statement that it elects not to be subject to these restrictions. The Company’s Articles of Incorporation in Nevada include a statement that it elects not to be subject to these restrictions.

Federal Income Tax Consequences of the Reincorporation

The Reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of PNPL Wyoming equal to your tax basis in your shares of capital stock of PNPL Nevada. Provided that you have held your shares of capital stock of PNPL Wyoming as a capital asset, your holding period for the shares of capital stock of PNPL Nevada will include the holding period of your shares of capital stock of PNPL. Neither PNPL Wyoming nor PNPL Nevada will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and PNPL will succeed, without adjustment, to our tax attributes.

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The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of the Company’s common stock exchanged in the Reincorporation equal to the difference between the shareholder’s basis in such shares and the fair market value, as of the time of the Reincorporation, of the shares of the PNPL Nevada common stock received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of PNPL Nevada common stock received in the exchange would equal their fair market value on such date, and the shareholder’s holding period for such shares would not include the period during which the shareholder held shares of PNPL Wyoming common stock.

State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Shareholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local, or foreign income tax laws.

Appraisal Rights

Under the WBCA, the holders of record of the Company’s common stock will have the right to dissent and seek the payment of “fair value” of their shares with regard to the Reincorporation. Pursuant to Article 13 of the WBCA, holders of records of the Company’s common stock who object and who follow the procedures prescribed by Article 13 of the WBCA will be entitled to receive a cash payment equal to the “fair value” of the shares of the Company’s common stock held by them. Set forth below is a summary of the procedures holders of the Company’s common stock must follow in order to exercise their appraisal rights under the WBCA. This summary does not purport to be complete and is qualified in its entirety by reference to Article 13 of the WBCA (a copy of which, as of the date hereof, is attached to this Information Statement as Exhibit D) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

Any holder of shares of Common Stock of the Company contemplating a possibility of objecting to the Proposals should carefully review the text of Exhibit D (particularly the specified procedural steps required to perfect their appraisal rights) and should consult as appropriate with such holder’s legal counsel. The appraisal rights will be lost if the procedural requirements of Article 13 of the WBCA are not fully and precisely satisfied.

A record shareholder may assert appraisal rights to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by a beneficial holder for whom he acts as nominee and notifies the Company in writing of the name and address of each person on whose behalf he has such appraisal rights. A beneficial holder may assert appraisal right as to shares held on his behalf only if he submits to the Company the record holder’s written consent to the dissent not later than the time the beneficial shareholder asserts appraisal rights and does so with respect to all shares to which he is beneficial owner.

Under Article 13 of the WBCA, any shareholder who desires to assert appraisal rights shall deliver to the Company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effected and shall not vote his shares in favor of the proposed action. If the proposed corporate action is effected, the Company shall deliver a written appraisal notice to all shareholders who properly exercised their appraisal rights within ten (10) days after the corporate action is effected. Such notice from Company shall include, among other items, a form for demanding payment (and deliver certificates representing shares of the Company), as well as a date not less than thirty (30) days and not more than sixty (60) days after the date of the Company’s delivery of the initial appraisal notice by which the Company must receive the payment demand. A shareholder who demands payment and deposits his share certificates in accordance with the terms of the Company’s payment demand shall be entitled to receive from the Company the amount that the Company estimates to be the “fair value” of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the Company, a statement of the Company’s estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting shareholder disagrees with the Company’s calculation of the “fair value” for the shares tendered, he may notify the corporation in writing of his own estimate of fair value or reject the Company’s offer and demand payment of fair value of his shares. If a dissenting shareholder waives his rights to contest the Company’s determination of “fair value,” he must notify the Company of his demand of payment of a different value in writing within thirty (30) days after the Company made or offered payment for his shares.

If a demand for payment remains unsettled, the Company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence a proceeding within the sixty day period, it must pay to each dissenting shareholder the amount demanded by such shareholder.

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Interest of Our Directors and Executive Officers in the Reincorporation

The Company’s shareholders should be aware that certain of the Company’s directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the Company’s shareholders generally. For example, the Reincorporation may be of benefit to the Company’s directors and officers by reducing their potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. The Board of Directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that the Company’s shareholders vote in favor of this proposal.

Will the common stock continue to be listed for trading after the Reincorporation?

After the Reincorporation, the surviving corporation will continue to be a publicly-held corporation, and the Company anticipates that its common stock will continue to be quoted on the OTC Grey Market under the symbol of “PNPL” until a new stock symbol, if any, is approved by FINRA, subject to FINRA completing its applicable review. The surviving corporation will also file with the U.S. Securities and Exchange Commission and provide to its shareholders the same types of information that Pineapple Express, Inc. has previously filed and provided.

No Exchange of Stock Certificates Required

Shareholders are not required to exchange their PNPL Wyoming stock certificates for new certificates representing shares of PNPL Nevada common stock. New stock certificates representing shares of PNPL Nevada common stock will not be issued to a stockholder until such shareholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition. However, shareholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of PNPL Nevada common stock following the effective time of the Reincorporation Merger.

Accounting Treatment

The Reincorporation is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquirer and PNPL Nevada is the legal acquirer. The Company’s management will be the management of the surviving corporation. Because the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Regulatory Approvals

The Company does not expect the Reincorporation to occur until it has all required consents of governmental authorities, including the filing of Articles of Merger with the Secretary of State of the States of Nevada and Wyoming.

Securities Act Consequences

Pursuant to Rule 145(a)(2) under the Securities Act, a merger which has the sole purpose of changing an issuer’s domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of PNPL Nevada will not be required.

Effective Date of Reincorporation Merger

Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation Merger shall not occur until a date at least 20 calendar days after the date on which this Information Statement has been mailed to our shareholders.

Operations Following the Reincorporation

PNPL Nevada, the surviving corporation, is expected to continue the business of the Company, and the Reincorporation will have no effect on operations.

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Abandonment of the Reincorporation

The Board of Directors will have the right to abandon the Reincorporation, and take no further action towards reincorporating the Company in Nevada at any time before the effective date of the Reincorporation if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.

ACTION 2 – NAME CHANGE

On December 18, 2019, the Company’s Board of Directors approved and recommended a change in corporate name to “Pineapple, Inc.” in connection with the Reincorporation (referred to herein as the “Name Change”). Since it was contemplated that the Name Change would occur simultaneously with the Reincorporation, the Company’s management determined that the objective and substantive effect of the Name Change would be accomplished under and pursuant to the Merger Agreement, which would feature that Pineapple Express, Inc. would merge with and into Pineapple, Inc., with Pineapple, Inc. being the surviving corporation. The surviving corporation will have the name of “Pineapple, Inc.”

The Company believes that the Name Change would be in the best interest of the Company and its shareholders. The Company believes that changing the name of the Company to “Pineapple, Inc.” would more closely align with the Company’s current diverse business operations. The Company also believes that the Name Change will help dissociate itself from popular references or associations with the phrase “pineapple express.” Additionally, the Company (i) seeks to advise cannabis and related businesses in order to expand and develop growth, (ii) supports industry professionals that are in the process of developing new operations and are in need of guidance and capital, and (iii) to a lesser degree, seeks to establish Company-owned stores from the “ground-up.”

For the reasons mentioned above, the Company believes the name change will aid in achieving brand recognition and better position the Company to accurately describe the Company’s current business and increase its ability to obtain future sources of financing. The Company leverages its operating licenses, brand recognition, intellectual property, and real assets to penetrate the cannabis market from ‘seed to sale’ for both retail and delivery in the State of California.

The Company will obtain a new CUSIP number for PNPL Nevada Common Stock at the time of the Name Change. After the Reincorporation, the Company will continue to be a publicly-held corporation, and the Company anticipates that its common stock will continue to be quoted on the OTC Grey Market under the symbol of “PNPL” until a new stock symbol, if any, is approved by FINRA, subject to FINRA completing its applicable review. The Name Change will become effective upon the filing of Articles of Merger with the Secretary of State of the states of Nevada and Wyoming in accordance with applicable state laws.

Appraisal Rights

Under the WBCA, the holders of record of the Company’s common stock are not entitled to appraisal rights with respect to the Name Change.

GENERAL INFORMATION REGARDING THE COMPANY, THE PROPOSALS

AND SHAREHOLDER ACTION

No Time, Place or Date for Meeting of Shareholders

There will not be a meeting of the shareholders and none is required under applicable Wyoming law when an action has been approved by written consent by holders of a majority of the Company’s outstanding voting stock. This Information Statement is first being mailed on or about January [●], 2020 to the holders of capital stock as of the Record Date.

Appraisal Rights

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Exchange Act and the WBCA. Except as set forth above under Action 1, no appraisal rights under the WBCA are afforded to the Company’s shareholders in connection with the actions described in this Information Statement.

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Voting Securities and Principal Shareholders Approving the Actions

On December 18, 2019, the Board of Directors approved the Reincorporation and the Name Change actions. The actual affirmative vote was 75% of all shares of capital stock issued and outstanding.

The actions may become effective only after compliance with the requirements of Section 14(c) and the mailing or delivery of a definitive Information Statement to the Company’s shareholders at least 20 days prior to the date that such corporate actions may take place.

Voting Securities of the Company

As of the Record Date, the Company had [●] shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding. Only holders of record of Common Stock and Series A Preferred Stock at the close of business on the Record Date were entitled to participate in the written consent of our shareholders approving the Reincorporation and the Name Change. Each share of Common Stock was entitled to one vote. Each share of Series A Preferred Stock was entitled to ten votes.

Security Ownership of Certain Beneficial Owners and Management

The classes of equity securities of the Company issued and outstanding are Common Stock and Series A Preferred Stock. The following table sets forth certain information, as of December 23, 2019, with respect to the beneficial ownership of the Common Stock by (i) any holder of more than 5%, (ii) each of the Company’s executive officers and directors, and (iii) the Company’s directors and executive officers as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Name and Address (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding Shares (2)

Executive Officers and Directors
Matthew Feinstein	7,100,000	8.17%
Eric Kennedy	690,000	*
Joshua Eisenberg	5,000,000	5.75%
Randy Hurwitz	445,000	*
Shawn Credle	500,000	*
All current executive officers and directors as a group (5 persons)	13,735,000	15.80%

5% Shareholders

Anna Mikhaylova	7,273,000	8.37%
Jaime Ortega (3)	45,790,000	52.70%

*	Represents beneficial ownership of less than one percent.

(1)	The mailing address for each person and entity is c/o Pineapple Express, Inc., 10351 Santa Monica Blvd., Suite 420, Los Angeles, CA 90025.

(2)	Applicable percentage ownership is based on 76,890,925 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock as of December 23, 2019, together with securities exercisable or convertible into shares of Common Stock within 60 days of such date for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of December 23, 2019, into shares of Common Stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes (i) 1,000,000 shares of Series A Preferred Stock, with each share of Series A Preferred Stock representing the right to cast ten votes for each one share of Series A Preferred Stock held of record on all matters submitted to a vote of holders of Common Stock, and (ii) 31,835,000 shares of Common Stock that Mr. Ortega is the beneficial owner of through a transaction with the predecessor majority shareholder. Mr. Ortega has executed a voting proxy whereby voting power of his shares of Common Stock have been pledged to the board of directors for the Company and sales of his shares have been restricted for a defined period of time and only eligible through a pre-approved 10b5-1 sales program.

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SOLICITATION OF PROXIES

The Company is not asking for a proxy and shareholders are not requested to send us a proxy.

INTEREST OF CERTAIN PERSONS

Reference is made to the disclosures under “Reasons for the Reincorporation” In Action 1 above. For the reasons stated in the above section, the Company’s current and future board of directors may have an interest in Action 1. No director has informed the Company that he intends to oppose any action described above.

PROPOSALS BY SECURITY HOLDERS

Not applicable.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

Only one Information Statement to security holders is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of this Information Statement can be provided to security holders at a shared address. For an oral request, please contact the Company at (877) 730-7463. For a written request, mail request to 10351 Santa Monica Blvd., Suite 420, Los Angeles, California 90025.

Further information is available by request or can be accessed on the internet. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available to any shareholder at no charge upon written request to the Company providing an e-mail or facsimile number.

By the Order of the Board of Directors.

PINEAPPLE EXPRESS, INC.

/s/ Shawn Credle
Shawn Credle
Chief Executive Officer

Dated: January [●], 2020

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EXHIBIT A

Articles of Incorporation

ARTICLES OF INCORPORATION
OF
PINEAPPLE, INC.

The undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the Nevada Revised Statutes (the “NRS”), certify as follows:

ARTICLE I

The name of the corporation is Pineapple, Inc. (the “Corporation”).

ARTICLE II

The Corporation shall have a perpetual existence.

ARTICLE III

The address of the registered office of the Corporation in the State of Nevada is 1645 Village Center Circle, Suite 170, Las Vegas, NV 89134 in the County of Clark. The name of Corporation’s registered agent in the State of Nevada at such address is Vcorp Services, LLC.

ARTICLE IV

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE V

Section 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Five Hundred and Twenty Million (520,000,000), consisting of Five Hundred Million (500,000,000) shares of common stock, $0.0000001 par value per share (the “Common Stock”), and Twenty Million (20,000,000) shares of preferred stock, $0.0000001 par value per share (the “Preferred Stock”), of which 5,000,000 shares shall be designated as Series A Preferred Stock, par value $0.0000001 per share (the “Series A Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the board of directors of the Corporation (the “Board of Directors”) upon any issuance of the Preferred Stock of any series.

2.	Voting.

i.	The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (which, as used herein, shall mean the Articles of Incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation or the NRS. There shall be no cumulative voting in the election of directors or on any other matter.

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ii.	Except as may otherwise be provided by applicable law, in these Articles of Incorporation or in a Preferred Stock Designation (as defined below), the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock and any series thereof shall not be entitled to receive notice of any meeting of stockholders at which they are not otherwise entitled to vote.

iii.	The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

3.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then-outstanding Preferred Stock.

B.	PREFERRED STOCK.

1.	The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate of designation pursuant to the applicable law of the State of Nevada (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the Preferred Stock or any wholly unissued series thereof or any holders thereof, and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

i.	the designation of the series, which may be by distinguishing number, letter or title;

ii.	the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

iii.	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

iv.	the dates on which dividends, if any, shall be payable in respect of shares of the series;

v.	the redemption rights and price or prices, if any, for shares of the series;

vi.	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

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vii.	whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

viii.	the rights of the holders of the shares of such series upon the dissolution of, or upon the subsequent distribution of assets of, the Corporation;

ix.	restrictions on the issuance of shares of the same series or of any other class or series;

x.	the voting powers, full or limited, or no voting powers, of the holders of shares of the series; and

xi.	the manner in which any facts ascertainable outside of these Articles of Incorporation or the resolution or resolutions providing for the issuance of such series shall operate upon the voting powers, designations, preferences, rights, and qualifications, limitations, or restrictions of such series.

2.	The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

C.	REGISTERED OWNERS. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

Section 2.

A.	NUMBER OF AUTHORIZED SHARES OF SERIES A PREFERRED STOCK. The Corporation shall be authorized to issue 5,000,000 shares of Series A Preferred Stock.

B.	STATED VALUE. Each share of Series A Preferred Stock shall have a stated value of $0.0000001 (the “Stated Value”).

C.	LIQUIDATION.

1.	Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts to be paid to the holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation’s Common Stock. If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series A Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series A Preferred Stock as to distributions in the event of liquidation, dissolution or winding up of the Corporation) the full amount to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distributions if all sums payable thereon were paid in full.

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2.	Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors.

D.	CONVERSION.

1.	Conversion Right. Each holder of Series A Preferred Stock may, from time to time, convert any or all of such holder’s shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock in an amount equal to 10 shares of Common Stock for each one share of Series A Preferred Stock surrendered (the “Converted Common Stock”).

2.	Conversion Procedure. In order to exercise the conversion privilege under this Section 4, the holder of any shares of Series A Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series A Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series A Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4. In case of conversion of only a part of the shares of Series A Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series A Preferred Stock which have not been converted. Until such time as the certificate or certificates representing Series A Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series A Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series A Preferred Stock which have been converted shall represent the shares of Common Stock into which such share of such Series A Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

E.	VOTING. Except as otherwise expressly required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to ten (10) votes for each share of Series A Preferred Stock owned on the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, on the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise required by law, the holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

F.	OTHER PROVISIONS. The Corporation and its transfer agent, if any, for the Series A Preferred Stock may deem and treat the record holder of any shares of Series A Preferred Stock and, upon conversion of the Series A Preferred Stock, the Converted Common Stock, as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

G.	RESTRICTIONS AND LIMITATIONS. Except as expressly provided herein or as required by law, so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock, including without limitations:

1.	Reduce the amount payable to the holders of Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

2.	Cancel or modify adversely and materially the voting rights as provided in Section E herein.

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H.	CERTAIN ADJUSTMENT.

1.	Stock Dividends and Stock Splits. If the Corporation, at any time which the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series A Preferred Stock), (B) subdivide the outstanding shares of Common Stock into larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporations, each share of Series A Preferred Stock shall receive such consideration as if such number of shares of Series A Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend of distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

2.	Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to, which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Preferred Stock, the holders of the Series A Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transactions, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock. For purposes hereof, “Person” shall mean any individual, entity or group within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended.

ARTICLE VI

The name and address of the incorporator is as follows:

Jonathan Shechter, Esq.

Foley Shechter Ablovatskiy LLP

1359 Broadway, 20th Floor, Suite 2001

New York, New York 10018

ARTICLE VII

Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VIII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

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ARTICLE IX

The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. Any amendment, repeal or modification of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of these Articles of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE X

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, modify or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders. The stockholders of the Corporation may not adopt, amend or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by these Articles of Incorporation, by the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon.

ARTICLE XI

The Corporation shall have the right, subject to any express provisions or restrictions contained in these Articles of Incorporation or the Bylaws, from time to time, to amend, alter or repeal any provision of these Articles of Incorporation or a Preferred Stock Designation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by these Articles of Incorporation or any amendment thereof are conferred subject to such right.

ARTICLE XII

To the fullest extent and in the manner permitted by applicable law, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting.

ARTICLE XIII

Special meetings of stockholders may be called only by the Board of Directors, the chairperson of the Board of Directors, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Advance notice of stockholder nominations for the election of directors and of the proposal by stockholders of any other action to be taken by the stockholders at a meeting of stockholders shall be given in the manner provided by the Bylaws.

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ARTICLE XIV

Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the NRS or these Articles of Incorporation or the Bylaws, (d) any action to interpret, apply, enforce or determine the validity of these Articles of Incorporation or the Bylaws or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Eighth Judicial District Court of Clark County, Nevada having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Eighth Judicial District Court of Clark County, Nevada dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Nevada. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV. If any provision or provisions of this Article XIV shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIV (including, without limitation, each portion of any sentence of this Article XIV containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XV

The Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.

ARTICLE XVI

Notwithstanding any other provisions of law, these Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article XVI or Article VII, VIII, IX, X, XI, XII, XIII, XIV and XV of these Articles of Incorporation.

I, the undersigned, for the purpose of forming a corporation pursuant to the NRS, do make, file and record these Articles of Incorporation, as of 11th day of December, 2019.

/s/ Jonathan Shechter
Jonathan Shechter, Incorporator

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EXHIBIT B

Bylaws

BYLAWS

OF

PINEAPPLE, INC.

(a Nevada corporation)

i

3.4	RESIGNATION AND VACANCIES	11

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	11

3.6	REGULAR MEETINGS	12

3.7	SPECIAL MEETINGS; NOTICE	12

3.8	QUORUM	12

3.9	BOARD ACTION BY CONSENT WITHOUT A MEETING	12

3.10	FEES AND COMPENSATION OF DIRECTORS	12

3.11	REMOVAL OF DIRECTORS	12

ARTICLE IV ―COMMITTEES		13

4.1	COMMITTEES OF DIRECTORS	13

4.2	COMMITTEE MINUTES	13

4.3	MEETINGS AND ACTION OF COMMITTEES	13

ARTICLE V ―OFFICERS		13

5.1	OFFICERS	13

5.2	APPOINTMENT OF OFFICERS	13

5.3	SUBORDINATE OFFICERS	14

5.4	REMOVAL AND RESIGNATION OF OFFICERS	14

5.5	VACANCIES IN OFFICES	14

5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	14

5.7	AUTHORITY AND DUTIES OF OFFICERS	14

ARTICLE VI ―RECORDS AND REPORTS		14

6.1	MAINTENANCE OF RECORDS	14

ARTICLE VII ―GENERAL MATTERS		14

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	14

7.2	STOCK CERTIFICATES; PARTLY PAID SHARES	15

7.3	SPECIAL DESIGNATION ON CERTIFICATES	15

7.4	LOST CERTIFICATES	15

7.5	CONSTRUCTION; DEFINITIONS	15

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7.6	DIVIDENDS	15

7.7	FISCAL YEAR	16

7.8	SEAL	16

7.9	TRANSFER OF STOCK	16

7.10	STOCK TRANSFER AGREEMENTS	16

7.11	REGISTERED STOCKHOLDERS	16

7.12	WAIVER OF NOTICE	16

ARTICLE VIII ―NOTICE BY ELECTRONIC TRANSMISSION		17

8.1	NOTICE BY ELECTRONIC TRANSMISSION	17

8.2	DEFINITION OF ELECTRONIC TRANSMISSION	17

ARTICLE IX ―INDEMNIFICATION AND ADVANCEMENT		17

9.1	ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION	17

9.2	ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION	18

9.3	INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY	18

9.4	NOTIFICATION AND DEFENSE OF CLAIM	18

9.5	ADVANCE OF EXPENSES	19

9.6	PROCEDURE FOR INDEMNIFICATION AND ADVANCEMENT OF EXPENSES	19

9.7	REMEDIES	20

9.8	CLAIMS AGAINST THE CORPORATION	20

9.9	LIMITATIONS	20

9.10	SUBSEQUENT AMENDMENT	20

9.11	OTHER RIGHTS	21

9.12	PARTIAL INDEMNIFICATION	21

9.13	INSURANCE	21

9.14	SAVINGS CLAUSE	21

9.15	DEFINITIONS	21

ARTICLE X ―AMENDMENTS		21

ARTICLE XI ―SEVERABILITY AND INCONSISTENCY		21

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ARTICLE I
CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The registered office of Pineapple, Inc. (the “Corporation”) shall be fixed in the Corporation’s articles of incorporation, as the same may be amended from time to time (the “Articles of Incorporation”).

1.2 OTHER OFFICES.

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II
MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.310.1 of the Nevada Revised Statutes (the “NRS”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 ANNUAL MEETING.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws (the “Bylaws”) may be transacted.

2.3 SPECIAL MEETING.

A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, Chief Executive Officer or President (in the absence of a Chief Executive Officer), but such special meetings may not be called by any other person or persons. No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4 ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.4 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these Bylaws. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these Bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these Bylaws.

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(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date or if no meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, without limitation, if applicable, the name and address that appear on the Corporation’s books and records) and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including, without limitation, due to the fact that the value of such derivative, swap or other transactions is determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including, without limitation, any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F)(x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Persons, (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve (12) months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including, without limitation, their names), and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

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(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including, without limitation, the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including, without limitation, their names) in connection with the proposal of such business by such stockholder, (D) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (E) a representation whether the Proposing Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies or votes from stockholders in support of such proposal, and (F) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (c) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

(d) For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

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(e) A person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, the Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(f) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for determining stockholders entitled to notice of the annual meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(g) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 2.4. The presiding officer of an annual meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(h) The foregoing notice requirements of this Section 2.4 shall be deemed satisfied by a stockholder with respect to business other than a director nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(i) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission or furnished.

(j) Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the Proposing Person(or a qualified representative of the Proposing Person) does not appear at the annual meeting to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4, to be considered a qualified representative of the Proposing Person, a person must be a duly authorized officer, manager or partner of such Proposing Person or must be authorized by a writing executed by such Proposing Person or an electronic transmission delivered by such Proposing Person to act for such Proposing Personas proxy at the annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual meeting.

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2.5 ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

(a) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including, without limitation, by any committee or persons appointed by the Board, or (ii) by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board to be considered by the stockholders at an annual meeting or special meeting.

(b) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Section 2.4(b) of these Bylaws) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(i) of these Bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary of the Corporation shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i) of these Bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i);

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure in clause (L) of Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting);

(iii) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including, without limitation, such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.4(e) of these Bylaws), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), (D) a representation that the Nominating Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (E) a representation whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies or votes from stockholders in support of such nomination, and (F) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(g); and

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(iv) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with any applicable corporate governance policies that the Corporation has adopted or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(d) For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for determining stockholders entitled to notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(f) Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

(g) To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.5) to the Secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation pursuant to Section 2,5(c)(iii) or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation pursuant to Section 2,5(c)(iii) and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

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(h) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(i) Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, if the Nominating Person(or a qualified representative of the Nominating Person) does not appear at the meeting to present the proposed nomination, such proposed nomination shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.5, to be considered a qualified representative of the Nominating Person, a person must be a duly authorized officer, manager or partner of such Nominating Person or must be authorized by a writing executed by such Nominating Person or an electronic transmission delivered by such Nominating Person to act for such Nominating Personas proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

2.6 NOTICE OF STOCKHOLDERS’ MEETINGS.

Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be deemed given:

(a) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records; or

(b) if electronically transmitted as provided in Section 8.1 of these Bylaws.

An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8 QUORUM.

Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these Bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

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2.9 ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for determining the stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting as of the record date for determining the stockholders entitled to notice of the adjourned meeting. In addition to such other powers as are conferred upon the person acting as chairperson of the meeting in these bylaws or by the Board, such person shall have the authority to adjourn the meeting at any time.

2.10 CONDUCT OF BUSINESS.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate, including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these Bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 78.365.5 (relating to voting trusts and other voting agreements) of the NRS.

Subject to the rights of the holders of the shares of any series of the Corporation’s preferred stock, $0.001 par value per share (the “Preferred Stock”), and except as may be otherwise provided in the Articles of Incorporation or these Bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder and registered in such stockholder’s name on the books of the Corporation on the date fixed pursuant to Section 2.13 as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the meeting by the holders entitled to vote thereon.

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2.12 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the NRS or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary of the Corporation, request the Board to fix a record date. The Board shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded, to the attention of the Secretary of the Corporation. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

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2.14 PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 78.355 of the NRS. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

A proxy executed by any principal officer of such other corporation or other entity or assistant thereto shall be conclusive evidence of the signer’s authority to act, in the absence of express notice to the Corporation, given in writing to the Secretary of the Corporation, of the designation of some other person by the board of directors or the bylaws of such other corporation.

2.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the date of the meeting), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law or the Articles of Incorporation, the stock ledger shall be the only evidence as to the identity of the stockholders entitled to vote in person or by proxy and the number of shares held by each of them, and as to the stockholders entitled to examine the list of stockholders.

2.16 POSTPONEMENT AND CANCELLATION OF MEETING.

Any previously scheduled annual or special meeting of the stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting.

2.17 INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Such inspectors shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical and shall take and sign the oath contemplated by the NRS. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

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ARTICLE III
DIRECTORS

3.1 POWERS.

Subject to the provisions of the NRS and any limitations in the Articles of Incorporation, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

The authorized number of directors shall be determined initially by the incorporator and thereafter from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these Bylaws, each director, including, without limitation, a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Articles of Incorporation or these Bylaws. The Corporation may also have, at the discretion of the Board, a chairperson of the Board and a vice chairperson of the Board. The Articles of Incorporation or these Bylaws may prescribe other qualifications for directors. If so provided in the Articles of Incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4 RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation at its principal office or to the chairperson of the Board or the Corporation’s Chief Executive Officer, President or Secretary. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the Articles of Incorporation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or such director’s death, resignation or removal. A vacancy in the Board shall be deemed to exist under these Bylaws in the case of the death, removal or resignation of any director.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

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3.6 REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board; provided, that any director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Board may be held without notice immediately after and at the same place as the annual meeting of stockholders.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President, the Secretary or a majority of the directors then in office.

Notice of the time and place of special meetings shall be:(a)delivered personally by hand, by courier or by telephone;(b)sent by United States first-class mail, postage prepaid;(c)sent by facsimile; or(d) sent by electronic mail; directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile, or (c) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM.

The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board pursuant to Section 3.2 of these Bylaws shall constitute a quorum of the Board for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Articles of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 BOARD ACTION BY CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS.

Subject to the rights of the holders of the shares of any series of Preferred Stock, the Board or any individual director may be removed from office only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. A director may also be removed for gross negligence, violation of local, state or federal laws, gross misconduct, or failure to meet the fiduciary obligations of directors at any time by a majority of the vote of the Board, provided that such action of the entire Board is taken at a meeting called expressly for that purpose or by a written consent filed with the Secretary of the Corporation or, in his or her absence, with any other officer.

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ARTICLE IV
COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, including the power and authority to designate other committees of the Board, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the NRS to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of: (a) Section 3.5 of these Bylaws (place of meetings and meetings by telephone); (b) Section 3.6 of these Bylaws (regular meetings); (c) Section 3.7 of these Bylaws (special meetings and notice); (d) Section 3.8 of these Bylaws (quorum); (e) Section 3.9 of these Bylaws (action without a meeting); and (f) Section 7.12 of these Bylaws (waiver of notice); with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members. However: (i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee; (ii) special meetings of committees may also be called by resolution of the Board; and (iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V
OFFICERS

5.1 OFFICERS.

The officers of the Corporation shall be a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chief Executive Officer, a Chief Financial Officer or a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment.

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5.3 SUBORDINATE OFFICERS.

The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving notice to the Corporation in writing or by electronic transmission to the Board or to the chairperson of the Board; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Sections 5.2 and 5.3 of these Bylaws.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Corporation, or any other person authorized by the Board, the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all securities of any other entity or entities standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI
RECORDS AND REPORTS

6.1 MAINTENANCE OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

ARTICLE VII
GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

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7.2 STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board, the Chief Executive Officer or the President or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 SPECIAL DESIGNATION ON CERTIFICATES.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 78.1955 of the NRS, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6 DIVIDENDS.

The Board, subject to any restrictions contained in either (a) the NRS or (b) the Articles of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

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7.7 FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board.

7.10 STOCK TRANSFER AGREEMENTS.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the NRS.

7.11 REGISTERED STOCKHOLDERS.

The Corporation: (a)shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;(b)shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and(c) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

7.12 WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the NRS, the Articles of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

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ARTICLE VIII
NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:(a)the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and(b)such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:(a)if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;(b)if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;(c)if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and(d)if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

For the purposes of these Bylaws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX
INDEMNIFICATION AND ADVANCEMENT

9.1 ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify, to the fullest extent authorized by the NRS, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, limited liability company, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, reasonable attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974 (the “ERISA”)), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, testators, intestates, executors and administrators, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

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9.2 ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, limited liability company, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, reasonable attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 9.2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including, without limitation, reasonable attorneys’ fees) which such court shall deem proper.

9.3 INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY.

Notwithstanding any other provisions of this Article IX, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2 of these Bylaws, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including, without limitation, reasonable attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including, without limitation, a disposition without prejudice), without (a) the disposition being adverse to Indemnitee, (b) an adjudication that Indemnitee was liable to the Corporation, (c) a plea of guilty or nolo contendere by Indemnitee, (d) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and (e) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

9.4 NOTIFICATION AND DEFENSE OF CLAIM.

As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 9.4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (a) the employment of counsel by Indemnitee has been authorized by the Corporation, (b) counsel to Indemnitee shall have reasonably concluded, and shall have advised the Corporation in writing, that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation, or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article IX. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion, and delivered the notice, provided for in clause (b) above. The Corporation shall not be required to indemnify Indemnitee under this Article IX for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

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9.5 ADVANCE OF EXPENSES.

Subject to the provisions of Sections 9.4 and 9.6 of these Bylaws, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article IX, any expenses (including, without limitation, reasonable attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that if the NRS requires, the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article IX, and provided further that no such advancement of expenses shall be made under this Article IX if it is determined (in the manner described in Section 9.6 of these bylaws) that (a) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (b) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. The rights to indemnification and advancement of expenses conferred upon officers and directors of the Corporation in this Article IX shall be a contract right, shall vest when such person becomes a director or officer of the Corporation or, while serving as a director or officer of the Corporation, a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation or, while serving as a director or officer of the Corporation, a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

9.6 PROCEDURE FOR INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

In order to obtain indemnification or advancement of expenses pursuant to Section 9.1, 9.2, 9.3 or 9.5 of these Bylaws, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (a) the Corporation has assumed the defense pursuant to Section 9.4 of these Bylaws (and none of the circumstances described in Section 9.4 of these Bylaws that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (b) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 9.1, 9.2 or 9.5 of these Bylaws, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 9.1 or 9.2 of these Bylaws only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 9.1 or 9.2 of these Bylaws, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

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9.7 REMEDIES.

The right to indemnification or advancement of expenses as granted by this Article IX shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 9.6 of these Bylaws that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification or advancement, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX. Indemnitee’s expenses (including, without limitation, reasonable attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification or advancement, in whole or in part, in any such proceeding shall also be indemnified by the Corporation to the fullest extent permitted by law. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the NRS.

9.8 CLAIMS AGAINST THE CORPORATION.

Anything in this Article IX to the contrary notwithstanding, except for proceedings initiated by an Indemnitee to enforce a right to indemnification or advancement of expenses, whether as provided in Section 9.7 or otherwise, with respect to a proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of another enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such proceeding unless such proceeding was authorized by the Board. For the avoidance of doubt, no compulsory counterclaim against the Corporation in a proceeding initiated by or on behalf of the Corporation against or involving the Indemnitee and, to the extent reasonably related to the defense of any such proceeding, no other counterclaim, cross-claim, affirmative defense, or like claim of an Indemnitee asserted against the Corporation in an proceeding initiated by or on behalf of the Corporation against the Indemnitee, shall be considered a proceeding or claim initiated or prosecuted by the Indemnitee for purposes of this Section 9.8.

9.9 LIMITATIONS.

Notwithstanding anything to the contrary in this Article IX, except as set forth in Section 9.7 of these Bylaws, the Corporation shall not indemnify, nor advance expenses to, an Indemnitee pursuant to this Article IX in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board. Notwithstanding anything to the contrary in this Article IX, the Corporation shall not indemnify (or advance expenses to) an Indemnitee to the extent such Indemnitee is reimbursed (or advanced expenses) from the proceeds of insurance, and in the event the Corporation makes any indemnification (or advancement) payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification (or advancement) payments to the Corporation to the extent of such insurance reimbursement.

9.10 SUBSEQUENT AMENDMENT.

No amendment, termination or repeal of this Article IX or of the relevant provisions of the NRS or any other applicable laws, or the adoption of any provision inconsistent with the provisions of this Article IX, shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal (regardless of whether the proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, termination or repeal that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any proceeding that relates to or arises from (and only to the extent such proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

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9.11 OTHER RIGHTS.

The indemnification and advancement of expenses provided by this Article IX shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article IX shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification and advancement rights and procedures different from those set forth in this Article IX. In addition, the Corporation may, to the extent authorized from time to time by the Board, grant indemnification and advancement rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article IX.

9.12 PARTIAL INDEMNIFICATION.

If an Indemnitee is entitled under any provision of this Article IX to indemnification by the Corporation for some or a portion of the expenses (including, without limitation, reasonable attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the ERISA) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including, without limitation, reasonable attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the ERISA) or amounts paid in settlement to which Indemnitee is entitled.

9.13 INSURANCE.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.

9.14 SAVINGS CLAUSE.

If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including, without limitation, reasonable attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the ERISA) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

9.15 DEFINITIONS.

Terms used in this Article IX and defined in Section 78.7502 of the NRS shall have the respective meanings assigned to such terms in such Section 78.7502

ARTICLE X
AMENDMENTS

Subject to the limitations set forth in Section 9.9 of these Bylaws or the provisions of the Articles of Incorporation, the Board is expressly empowered to adopt, amend, modify or repeal the Bylaws of the Corporation. The stockholders also shall have power to adopt, amend, modify or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

ARTICLE XI
SEVERABILITY AND INCONSISTENCY

If any provision or provisions of these Bylaws shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (1) the validity, legality, and enforceability of the remaining provisions of these bylaws (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of these Bylaws (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable. If any provision of these Bylaws is or becomes inconsistent with any provision of the Articles of Incorporation, the NRS or any other applicable law, the provision of these Bylaws shall not be given any effect to the extent of the inconsistency, but shall otherwise be given full force and effect.

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EXHIBIT C

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

of

PINEAPPLE EXPRESS, INC.,

a Wyoming corporation,

with and into

PINEAPPLE, INC.,

a Nevada corporation

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of ____________ ___, 20__, by and between Pineapple Express, Inc., a Wyoming corporation (“Constituent Company”), and Pineapple, Inc., a Nevada corporation (“Surviving Company”).

RECITALS:

WHEREAS, Constituent Company is a corporation organized and existing under the laws of Wyoming.

WHEREAS, Surviving Company is a corporation organized and existing under the laws of Nevada and is a wholly-owned subsidiary of Constituent Company.

WHEREAS, Constituent Company and its board of directors deem it advisable and in the best interests of Constituent Company and its shareholders to merge Constituent Company with and into Surviving Company pursuant to the provisions of Wyoming Business Corporation Act (the “WBCA”) and the Nevada Revised Statutes (the “NRS”) upon the terms and conditions set forth in this Agreement, subject to the approval of the Constituent Company’s shareholders as contemplated in Section 4.1.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Constituent Company shall be merged with and into Surviving Company (the “Merger”) upon the terms and conditions set forth below.

ARTICLE 1

PRINCIPAL TERMS OF THE MERGER

Section 1.1 Merger. On the Effective Date (as defined in Section 4.1 below), Constituent Company shall be merged with and into Surviving Company and the separate existence of Constituent Company shall cease. Surviving Company shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Merger, shall succeed to the assets of Constituent Company and assume the liabilities and obligations of Constituent Company by virtue of, and shall be governed by, the laws of Nevada. The address of the registered office of the Surviving Corporation in Nevada will be 1645 Village Center Circle, Suite 170, Las Vegas, NV 89134 in Clark County, Nevada, and the registered agent in charge thereof shall be Vcorp Services, LLC.

Section 1.2 Articles of Incorporation of the Surviving Corporation. The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of Surviving Company as in effect immediately before the Effective Date without change unless and until amended in accordance with applicable law.

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Section 1.3 Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall be the Bylaws of Surviving Company as in effect immediately before the Effective Date without change unless and until amended or repealed in accordance with applicable law.

Section 1.4 Directors and Officers. At the Effective Date of the Merger, the directors and officers of Constituent Company in office immediately before the Effective Date shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Articles of Incorporation and Bylaws of the Surviving Corporation and the NRS, until his or her successor is duly elected or appointed and qualified.

Section 1.5 Name of the Surviving Corporation. The corporation name of the Surviving Corporation shall be “Pineapple, Inc.”), the name of the Surviving Corporation as in effect immediately before the Effective Date.

ARTICLE 2

CONVERSION, CERTIFICATES AND PLANS

Section 2.1 Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

(a) Common and Preferred Stock. Each share of Constituent Company’s common stock, $0.0000001 par value per share (the “Constituent Common Stock”), and Series A Preferred Stock, $0.0000001 par value per share (the “Constituent Preferred Stock”), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $0.0000001 par value per share (“Surviving Common Stock”), or one validly issued, fully paid and nonassessable share of the Surviving Corporation’s Series A Preferred Stock, $0.0000001 par value per share (“Surviving Preferred Stock”), as applicable, provided, that each share of Constituent Common Stock and Constituted Preferred Stock held in Constituent Company’s treasury shall be canceled without any consideration being issued or paid therefor.

(b) Options and Warrants. Each option and warrant to acquire shares of Constituent Common Stock outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option or warrants, as applicable, to acquire, upon the same terms and conditions, the number of shares of Surviving Common Stock that is equal to the number of shares of Constituent Common Stock the optionee or warrantholder would have received had the optionee or warrantholder exercised such option or warrant in full immediately before the Effective Date (whether or not such option or warrant was then exercisable) and the exercise price per share under each such option or warrant shall be equal to the exercise price per share thereunder immediately before the Effective Date.

(c) Convertible Securities. Each convertible security with the right to acquire shares of Constituent Common Stock or Constituent Preferred Stock outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent convertible security with the right to acquire, upon the same terms and conditions, the number of shares of Surviving Common Stock or Constituent Preferred Stock, as applicable, that is equal to the number of shares of Constituent Common Stock or Constituent Preferred Stock, as appliable, the holder would have received had the holder converted such convertible security in full immediately before the Effective Date (whether or not such convertible security was then convertible) and the conversion price per share under each such convertible security shall be equal to the conversion price per share thereunder immediately before the Effective Date.

(d) Surviving Common Stock. Each share of Surviving Common Stock issued and outstanding immediately before the Effective Date and held by Constituent Company shall be canceled without any consideration being issued or paid therefor.

Section 2.2 Stock Certificates. After the Effective Date, each certificate theretofore representing issued and outstanding shares of Constituent Common Stock and Constituent Preferred Stock will thereafter be deemed to represent the same number of shares of Surviving Common Stock and Surviving Preferred Stock. The holders of outstanding certificates theretofore representing Constituent Common Stock or Constituent Preferred Stock will not be required to surrender such certificate to Constituent Company or the Surviving Company.

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Section 2.3 Reorganization. For United States federal income tax purposes, the Merger is intended to constitute a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended. The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE 3

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 3.1 Effects of the Merger. At the Effective Date, the Merger shall have the effects specified in the NRS, the WBCA and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Constituent Company and Surviving Company, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise vested in Constituent Company and Surviving Company or either of them, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

Section 3.2 Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Constituent Company acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation may execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The Surviving Corporation is fully authorized in the name of Constituent Company or otherwise to take any and all such action as the CEO of the Surviving Company shall determine in consultation with counsel.

ARTICLE 4

APPROVAL BY SHAREHOLDERS; AMENDMENT; EFFECTIVE DATE

Section 4.1 Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote, or a written consent in lieu of vote, of the Constituent Company’s shareholders in accordance with the WBCA and compliance with the requirements of applicable law, including the securities laws of the United States. As promptly as practicable after the later of (a) approval of this Agreement by the Constituent Company’s shareholders in accordance with applicable law and (b) compliance with applicable U.S. federal securities laws, duly authorized officers of the respective parties shall make and execute Articles of Merger and Articles of Merger and shall cause such documents to be filed with the Secretary of State of the State of Wyoming and the Secretary of State of the State of Nevada, respectively, in accordance with the laws of Wyoming and Nevada, respectively, and applicable U.S. federal securities laws. The effective date of the Merger (the “Effective Date”) shall be the date and time on and at which the Merger becomes effective under the laws of Wyoming or the date and time on and at which the Merger becomes effective under the laws of Nevada, whichever occurs later. The execution and delivery hereof by the Constituent Company shall constitute the approval and adoption of, and consent to, this Agreement and the transactions contemplated hereby in Constituent Company’s capacity as the sole shareholder of the Surviving Company.

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Section 4.2 Amendments. The Board of Directors of Constituent Company may amend this Agreement at any time before the Effective Date, provided, however, that an amendment made subsequent to the approval of the Merger by the shareholders of Constituent Company shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Constituent Common Stock and Constituent Preferred Stock, (b) alter or change any term of the Articles of Incorporation of Surviving Company if such alteration or change would adversely affect the holders of Constituent Common Stock and Constituent Preferred Stock, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Constituent Common Stock and Constituent Preferred Stock.

ARTICLE 5

MISCELLANEOUS

Section 5.1 Termination. This Agreement may be terminated and the Merger abandoned at any time before the filing of the Articles of Merger with the Secretary of State of the State of Wyoming and the Articles of Merger with the Secretary of State of the State of Nevada, whether before or after shareholder approval of this Agreement, by the consent of the Boards of Directors of Constituent Company and Surviving Company.

Section 5.2 Captions and Section Headings. As used herein, captions and section headings are for convenience only and are not a part of this Agreement and shall not be used in construing it.

Section 5.3 Entire Agreement. This Agreement and the other documents delivered pursuant hereto and thereto, or incorporated by reference herein, contain the entire agreement between the parties hereto concerning the transactions contemplated herein and supersede all prior agreements or understandings between the parties hereto relating to the subject matter hereof.

Section 5.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

Section 5.5 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

Section 5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

Section 5.7 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 5.8 Governing Law. This Agreement shall be construed in accordance with the laws of Nevada, except to the extent the laws of Wyoming shall apply to the Merger where mandated by the WBCA.

[Signature page follows]

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IN WITNESS WHEREOF, Constituent Company and Surviving Company have duly executed this Agreement as of the date first written above.

Constituent Company:

PINEAPPLE EXPRESS, INC.,
a Wyoming corporation

By:
Name:	Shawn Credle
Title:	Chief Executive Officer

Surviving Company:

PINEAPPLE, INC.,
a Nevada corporation

By:
Name:	Shawn Credle
Title:	Chief Executive Officer

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EXHIBIT D

Wyoming Dissenter’s Statutes

Set forth herein is a reproduction of appraisal rights under Article 13 of the Wyoming Business Corporation Act (the “WBCA”).

ARTICLE 13 - APPRAISAL RIGHTS 17-16-1301.

Definitions.

(a) As used in this article:

(i) “Beneficial shareholder” means the person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf;

(ii) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in W.S. 17-16-1322 through 17-16-1331, includes the surviving entity in a merger;

(iii) Repealed By Laws 2009, Ch. 115, § 3.

(iv) “Fair value” means the value of the corporation’s shares determined:

(A) Immediately before the effectuation of the corporate action to which the shareholder objects;

(B) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

(C) Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to W.S 17-16-1302(a)(v).

(v) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

(vi) “Record shareholder” means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

(vii) “Shareholder” means the record shareholder or the beneficial shareholder.

(viii) “Affiliate” means a person that directly or indirectly through one (1) or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof;

(ix) “Beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares; except that a member of a national securities exchange is not deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because the member is the record holder of the securities if the member is precluded by the rules of the exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two (2) or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby is deemed to have acquired beneficial ownership, as of the date of the agreement, of all voting shares of the corporation beneficially owned by any member of the group;

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(x) “Preferred shares” means a class or series of shares whose holders have preference over any other class or series with respect to distributions.

17-16-1302. Right to appraisal.

(a) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

(i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

(A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1104 or 17-16-1111 and the shareholder is entitled to vote on the merger or consolidation, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or

(B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1105.

(ii) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(iii) Consummation of a disposition of assets pursuant to W.S. 17-16-1202 if the shareholder is entitled to vote on the disposition;

(iv) An amendment of the articles of incorporation with respect to a class or series of shares that:

(A) Alters or abolishes a preferential right of the shares;

(B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

(C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

(E) Reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created.

(v) Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets if specifically provided in the articles of incorporation, bylaws or a resolution of the board of directors;

(vi) Consummation of a transfer or domestication if the shareholder does not receive shares in the foreign corporation resulting from the transfer or domestication that have terms as favorable to the shareholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the shareholder before the transfer or domestication;

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(vii) Consummation of a conversion of the corporation to nonprofit status; or

(viii) Consummation of a conversion of the corporation to an unincorporated entity.

(b) Notwithstanding subsection (a) of this section, the availability of appraisal rights under paragraphs (a)(i), (ii), (iii), (iv), (vi) and (viii) of this section shall be limited in accordance with the following provisions:

(i) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

(A) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended; or

(B) Traded in an organized market and has at least two thousand (2,000) shareholders and a market value of at least twenty million dollars ($20,000,000.00), exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent (10%) of such shares; or

(C) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and may be redeemed at the option of the holder at net asset value.

(ii) The applicability of paragraph (i) of this subsection shall be determined as of:

(A) The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

(B) The day before the effective date of such corporate action if there is no meeting of shareholders.

(iii) Paragraph (i) of this subsection shall not be applicable and appraisal rights shall be available pursuant to subsection (a) of this section for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (i) of this subsection at the time the corporate action becomes effective;

(iv) Reserved.

17-16-1303. Assertion of rights by nominees and beneficial owners.

(a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if the shareholder:

(i) Submits to the corporation the record shareholder’s written consent to the assertion of those rights not later than the date provided in W.S. 17-16-1322(b)(ii)(B); and

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(ii) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

17-16-1320. Notice of appraisal rights.

(a) If proposed corporate action described in W.S. 17-16-1302 is to be submitted to a vote at a shareholders’ meeting, the meeting notice shall state that corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this article. If the corporation concludes that appraisal rights are or may be available, a copy of this article shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(b) In a merger pursuant to W.S. 17-16-1105, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. The notice shall be sent within ten (10) days after the corporate action became effective and include the materials described in W.S. 17-16-1322.

(c) Where any corporate action specified in W.S. 17-16-1302(a) is to be approved by written consent of the shareholders pursuant to W.S. 17-16-704:

(i) Written notice that appraisal rights are, are not or may be available shall be given to each record shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited and, if the corporation has concluded that appraisal rights are or may be available, shall be accompanied by a copy of this article; and

(ii) Written notice that appraisal rights are, are not or may be available shall be delivered together with the notice to nonconsenting and nonvoting shareholders required by W.S. 17-16-704(e) and (f), may include the materials described in W.S. 17-16-1322 and, if the corporation has concluded that appraisal rights are or may be available, shall be accompanied by a copy of this article.

(d) Where corporate action described in W.S. 17-16-1302(a) is proposed, or a merger pursuant to W.S 17-16-1105 is effected, the notice referred to in subsection (a) or (c) of this section, if the corporation concludes that appraisal rights are or may be available, and in subsection (b) of this section shall be accompanied by:

(i) The annual financial statements specified in W.S. 17-16-1620(a) of the corporation that issued the shares that may be subject to appraisal, which shall be as of a date ending not more than sixteen (16) months before the date of the notice and shall comply with W.S. 17-16-1620(b); provided that, if the annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information; and

(ii) The latest available quarterly financial statements of such corporation, if any.

(e) The right to receive the information described in subsection (d) of this section may be waived in writing by a shareholder before or after the corporate action.

17-16-1321. Notice of intent to demand payment and consequences of voting or consenting.

(a) If proposed corporate action requiring appraisal under W.S. 17-16-1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(i) Shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

(ii) Shall not vote or cause or permit to be voted any shares of the class or series in favor of the proposed action.

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(b) If a corporate action specified in W.S. 17-16-1302(a) is to be approved by written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares shall not execute a consent in favor of the proposed action with respect to that class or series of shares.

(c) A shareholder who does not satisfy the requirements of subsection (a) or (b) of this section is not entitled to payment for his shares under this article.

17-16-1322. Appraisal notice and form.

(a) If corporate action requiring appraisal under W.S. 17-16-1302(a) becomes effective, the corporation shall deliver a written appraisal notice to all shareholders who satisfied the requirements of W.S. 17-16-1321(a) or (b). In the case of a merger under W.S. 17-16-1105, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(b) The appraisal notice shall be sent no later than ten (10) days after the corporate action specified in W.S. 17-16-1302(a) became effective, and shall:

(i) Supply a form that:

(A) Specifies the first date of any announcement to shareholders made prior to the date the corporate action became effective of the principal terms of the proposed corporate action; and

(B) If such announcement was made, requires that the shareholder asserting appraisal rights certify whether beneficial ownership of the shares for which appraisal rights are asserted was acquired before that date; and

(C) Requires the shareholder asserting appraisal rights to certify that such shareholder did not vote for or consent to the transaction.

(ii) State:

(A) Where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subparagraph (B) of this paragraph;

(B) Date by which the corporation shall receive the form, which date may not be fewer than forty (40) nor more than sixty (60) days after the date the appraisal notice and form are sent pursuant to subsection (a) of this section, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(C) The corporation’s estimate of the fair value of the shares;

(D) That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten (10) days after the date specified in subparagraph (B) of this paragraph the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(E) The date by which the notice to withdraw under W.S. 17-16-1323 must be received, which date shall be within twenty (20) days after the date specified in subparagraph (B) of this paragraph.

(iii) Be accompanied by a copy of this article.

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17-16-1323. Perfection of rights; right to withdraw.

(a) A shareholder who receives notice pursuant to W.S. 17-16-1322 and who wishes to exercise appraisal rights shall sign and return the form sent by the corporation and, in the case of certificated shares, deposit his certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to W.S. 17-16-1322(b)(ii)(B). In addition, if applicable, the shareholder shall certify on the form whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to W.S. 17-16-1322(b)(i). If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after acquired shares under W.S. 17-16-1324. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the signed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (b) of this section.

(b) The shareholder who has complied with subsection (a) of this section may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to W.S. 17-16-1322(b)(ii)(E). A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(c) A shareholder who does not sign and return the form and, in the case of certificated shares, deposit his share certificates where required, each by the date set forth in the notice described in W.S. 17-16-1322(b), is not entitled to payment under this article.

17-16-1324. Payment.

(a) Except as provided in W.S. 17-16-1325, within one hundred twenty (120) days after the form required by W.S. 17-16-1322(b)(ii)(B) is due, the corporation shall pay in cash or other agreed upon consideration to those shareholders who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus interest.

(b) The payment to each shareholder pursuant to subsection (a) of this section shall be accompanied by:

(i) The annual financial statements specified in W.S. 17-16-1620(a) of the corporation that issued the shares to be appraised, which shall be of a date ending not more than sixteen (16) months before the date of payment and shall comply with W.S. 17-16-1620(b), provided that if such annual financial statements are not reasonably available, the corporation shall provide reasonably equivalent financial information. The corporation shall also provide the latest available quarterly financial statements, if any;

(ii) A statement of the corporation’s estimate of the fair value of the shares which estimate shall equal or exceed the corporation’s estimate given pursuant to W.S. 17-16-1322(b)(ii)(C);

(iii) A statement that shareholders described in subsection (a) of this section have the right to demand further payment under W.S. 17-16-1326 and that if any shareholder does not do so within the time period specified therein, the shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this article.

17-16-1325. After-acquired shares.

(a) A corporation may elect to withhold payment required by W.S. 17-16-1324 from any shareholder who was required to, but did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to W.S. 17-16-1322(b)(i).

(b) If the corporation elected to withhold payment under subsection (a) of this section, it shall, within thirty (30) days after the form required by W.S. 17-16-1322(b)(ii)(B) is due, notify all shareholders described in subsection (a) of this section:

(i) Of the information required by W.S. 17-16- 1324(b)(i);

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(ii) Of the corporation’s estimate of fair value pursuant to W.S. 17-16-1324(b)(ii);

(iii) That they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under W.S. 17-16-1326;

(iv) That those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation’s offer within thirty (30) days after receiving the offer; and

(v) That those shareholders who do not satisfy the requirements for demanding appraisal under W.S. 17-16-1326 shall be deemed to have accepted the corporation’s offer.

(c) Within ten (10) days after receiving the shareholder’s acceptance pursuant to subsection (b) of this section, the corporation shall pay in cash or other agreed upon consideration the amount it offered under paragraph (b)(ii) of this section to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

(d) Within one hundred thirty (130) days after sending the notice described in subsection (b) of this section, the corporation shall pay in cash the amount it offered to pay under paragraph (b)(ii) of this section to each shareholder described in paragraph (b)(v) of this section.

17-16-1326. Procedure if shareholder dissatisfied with payment or offer.

(a) A shareholder paid pursuant to W.S. 17-16-1324 who is dissatisfied with the amount of the payment may notify the corporation in writing of that shareholder’s estimate of the fair value of his shares and demand payment of his estimate plus interest, less any payment under W.S. 17-16-1324. A shareholder offered payment under W.S. 17-16-1325 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

(b) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) of this section within thirty (30) days after receiving the corporation’s payment or offer of payment under W.S. 17-16-1324 or 17-16-1325, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

17-16-1330. Court action.

(a) If a shareholder makes a demand for payment under W.S. 17-16-1326 which remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each shareholder demanding appraisal rights whose demand remains unsettled the amount demanded pursuant to W.S. 17-16-1326 plus interest.

(b) The corporation shall commence the proceeding in the district court of the county where a corporation’s principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the principal office or registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located at the time of the transaction.

(c) The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.

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(e) Each shareholder made a party to the proceeding is entitled to judgment for:

(i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation to the shareholder for those shares; or

(ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1325.

17-16-1331. Court costs and counsel fees.

(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the shareholders demanding appraisal rights acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(i) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1326; or

(ii) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c) If the court in an appraisal proceeding finds that the services of counsel and any other expenses incurred for any shareholder demanding appraisal were of substantial benefit to other shareholders similarly situated, and that the fees for those services and other expenses should not be assessed against the corporation, the court may direct that those fees and expenses be paid out of the amounts awarded the shareholders who were benefited.

(d) To the extent the corporation fails to make a required payment pursuant to W.S. 17-16-1324, 17-16-1325 or 17-16-1326, the shareholder may sue directly for the amount owed, and to the extent successful, shall be entitled to recover from the corporation all expenses of the suit.

17-16-1340. Other remedies limited.

(a) The legality of a proposed or completed corporate action described in W.S. 17-16-1302(a) may not be contested, nor may the corporate action be enjoined, set aside or rescinded, in a legal or equitable proceeding by a shareholder after the shareholders have approved the corporate action.

(b) Subsection (a) of this section does not apply to a corporate action that:

(i) Was not authorized and approved in accordance with the applicable provisions of:

(A) Article 9, 10, 11 or 12 of this act;

(B) The articles of incorporation or bylaws; or

(C) The resolution of the board of directors authorizing the corporate action.

(ii) Was procured as a result of fraud, a material misrepresentation or an omission of a material fact necessary to make statements made, in light of the circumstances in which they were made, not misleading;

(iii) Reserved;

(iv) Is approved by less than unanimous consent of the voting shareholders pursuant to W.S. 17-16-704 if:

(A) The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the approval of the corporate action was not effective at least ten (10) days before the corporate action was effected; and

(B) The proceeding challenging the corporate action is commenced within ten (10) days after notice of the approval of the corporate action is effective as to the shareholder bringing the proceeding.

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